UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2020

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

Item 2.01            Completion of Acquisition or Disposition of Assets.

Effective January 11, 2020, ACNB Corporation (“ACNB”) completed its previously-announced acquisition of Frederick County Bancorp, Inc. (“FCBI”) pursuant to the Agreement and Plan of Reorganization, dated as of July 1, 2019, by and among ACNB, ACNB South Acquisition Subsidiary, LLC (“Acquisition Subsidiary”), ACNB Bank, FCBI and Frederick County Bank (the “Reorganization Agreement”). At the effective time of the acquisition, FCBI merged with and into Acquisition Subsidiary with Acquisition Subsidiary surviving the merger. In addition, Frederick County Bank, a Maryland state-chartered bank and FCBI’s wholly-owned subsidiary, merged with and into ACNB Bank, a Pennsylvania state-chartered bank and trust company and ACNB’s wholly-owned subsidiary, with ACNB Bank as the surviving bank.

On January 13, 2020, the Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) to report the completion of the acquisition and related matters. The purpose of this filing is to amend the Form 8-K filed on January 13, 2020, to include the information required by Item 9.01(a) and (b).

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(1)         The audited consolidated financial statements of FCBI as of and for the years ended December 31, 2018 and 2017, and the accompanying notes thereto, and the related Independent Auditors’ Report are attached hereto as Exhibit 99.2.

(2)         The audited consolidated financial statements of FCBI as of December 31, 2018, and the unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2019 and 2018, and the accompanying notes thereto, are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of ACNB Corporation and FCBI as of and for the year ended December 31, 2018, and as of and for the nine months ended September 30, 2019, are attached hereto as Exhibit 99.4.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP.

99.2	The audited consolidated financial statements of FCBI as of and for the years ended December 31, 2018 and 2017, and the accompanying notes thereto, and the related Independent Auditors’ Report.

99.3

The audited consolidated financial statements of FCBI as of December 31, 2018, and the unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2019 and 2018, and the accompanying notes thereto.

99.4

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of ACNB Corporation and FCBI as of and for the year ended December 31, 2018, and as of and for the nine months ended September 30, 2019.

EXHIBIT INDEX

EXHIBIT NO.

23.1	Consent of Dixon Hughes Goodman LLP.

99.2	The audited consolidated financial statements of FCBI as of and for the years ended December 31, 2018 and 2017, and the accompanying notes thereto, and the related Independent Auditors’ Report.

99.3

The audited consolidated financial statements of FCBI as of December 31, 2018, and the unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2019 and 2018, and the accompanying notes thereto.

99.4

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of ACNB Corporation and FCBI as of and for the year ended December 31, 2018, and as of and for the nine months ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: March 26, 2020	/s/ James P. Helt
James P. Helt
President & Chief Executive Officer